Exhibit 99.1
Lennox International Reports Strong Second Quarter Results Driven by June Sales and Profits
•	$1.02 adjusted earnings per diluted share versus $0.87 in the year-ago quarter, up 17%

•	$0.88 GAAP earnings per diluted share versus $0.85 in the year-ago quarter

•	Reaffirm full-year adjusted EPS guidance of $2.85-$3.00; GAAP guidance now $2.61-$2.76

•	Completed $500 million stock repurchase program and announced new $300 million plan
DALLAS, July 23 — Lennox International Inc. (NYSE: LII) today reported financial results for the second quarter of 2008.
Revenue for the second quarter was $1,003 million, 4% below the prior-year quarter. Excluding the positive impact of foreign exchange, revenue would have been down 7%. Diluted earnings per share on an adjusted basis, a non-GAAP measure, was $1.02 compared to $0.87 in the year-ago quarter. Diluted earnings per share on a GAAP basis was $0.88 compared to $0.85 in the year-ago quarter.
“In a difficult macroeconomic environment, second quarter profits were strong with record sales and profits in June,” said Todd Bluedorn, Chief Executive Officer. “The residential new construction market remained challenging, but our business in the much larger residential replacement market performed well, in part helped by above-average temperatures in June. The commercial market softened further, but our Refrigeration and Service Experts businesses realized record second quarter profits. For 2008 overall, we reaffirm our guidance for adjusted EPS and continue our focus on disciplined cost reductions and greater operational efficiencies.”
(Note: See attached schedules for financial details, reconciliations of non-GAAP financial measures, and a description of adjusting items.)
FINANCIAL HIGHLIGHTS
Revenue: Revenue for the second quarter was $1,003 million, 4% below the prior year. Excluding the positive impact of foreign exchange, revenue would have been down 7%. Lower volumes in the Residential Heating & Cooling and Commercial Heating & Cooling businesses primarily impacted revenue growth.
Gross Profit: Gross profit for the second quarter was $287 million, down 1% from $289 million in the year-ago quarter. Gross profit margin improved over last year by 80 basis points to 28.6%. This improvement was the result of greater manufacturing efficiencies and favorable mix and pricing.

Net Income: For the second quarter of 2008, adjusted net income was $59.2 million, or $1.02 diluted earnings per share, compared to $62.2 million, or $0.87 diluted earnings per share in the second quarter of 2007. In addition to the favorable effect of currency in business operations, the company also had an after-tax adjustment of $4.3 million related to foreign currency that reduced corporate expenses. On a GAAP basis, second quarter of 2008 net income was $51.2 million, or $0.88 diluted earnings per share, compared to $60.3 million, or $0.85 diluted earnings per share in the prior-year quarter.
Adjusted net income results for the second quarter of 2008 exclude the following items (after-tax):
•	$5.1 million charge from restructuring activities primarily in the Refrigeration and the Residential businesses

•	$2.3 million charge for impairment of an equity method investment

•	$0.6 million loss from the net change in unrealized losses on open futures contracts, and other items
Free Cash Flow and Total Debt: Net cash provided by operations in the second quarter was $56 million, versus $70 million in the prior-year quarter. The company invested $12 million in capital assets resulting in free cash flow of $44 million for the quarter. Due to the seasonal nature of its business, the company typically consumes cash in the first half of the year and generates cash in the second half. However, for the first half of 2008, the company was slightly free cash flow positive. Total debt as of June 30, 2008 was $470 million.
During the second quarter, the company repurchased 3,573,881 shares and completed its $500 million share repurchase program ahead of schedule. The company also announced approval of a new $300 million share repurchase program. In the first half of 2008, Lennox returned cash to stockholders through $25 million in dividends and $297 million in share repurchases under the $500 million program.
BUSINESS SEGMENT HIGHLIGHTS
Residential Heating & Cooling
Second quarter 2008 revenue from the Residential Heating & Cooling business segment was $451 million, a decrease of 9% from $498 million in the year-ago quarter. Segment profit was $50 million resulting in a segment profit margin of 11%, compared to $60 million and a segment profit margin of 12% in the prior year. Results were impacted by lower volume, offset by favorable product mix and lower expenses due to cost reduction efforts.

Commercial Heating & Cooling
Revenue in the Commercial Heating & Cooling business segment was $229 million, a decrease of 1% versus $233 million in the year-ago quarter. Total segment profit was $27 million, resulting in a segment profit margin of 12%, versus $30 million in the year-ago quarter and a segment profit margin of 13%. Overall, Commercial volume was down, partially offset by mix and price improvements.
Service Experts
Revenue in the Service Experts business segment was $183 million for the second quarter, down 1% from $184 million in the year-ago quarter. Segment profit was $14 million and segment profit margin was 8% versus $13 million segment profit for the year-ago quarter and a margin of 7%. Higher margin performance was driven by increased service and replacement work, successful fuel surcharge implementation, and cost reduction initiatives.
Refrigeration
Revenue in the Refrigeration business segment increased 12% to $169 million, including favorable foreign exchange impact. Segment profit increased to $17 million from $16 million in the year-ago quarter and segment profit margin declined to 10% from 11%. Mix was stable, price and volume increased, and foreign exchange was favorable. Refrigeration continued to gain market share in China with triple-digit sales growth in the quarter.
FULL-YEAR OUTLOOK
The company reaffirms its previous full-year adjusted earnings per share estimates for 2008. While macroeconomic conditions remain soft and effects are being seen in residential and North America commercial national accounts markets, the company is focused on offsetting these effects through disciplined cost reductions and operational efficiencies.
•	Reducing revenue guidance: 2008 full-year revenue guidance is now flat to down 2% versus the previous range of flat to up 2%.

•	Reaffirming full-year adjusted EPS guidance: adjusted earnings per share in the range of $2.85 - $3.00.

•
Now expecting GAAP earnings per share for 2008 in the range of $2.61 - $2.76 versus the previous target of $2.73 - $2.88. The change in GAAP EPS guidance reflects the impact of the restructuring charges and joint venture impairment announced in the second quarter.

•	Lowering capital spending: guidance now $75 million in 2008 compared to previous guidance of $90 million.

CONFERENCE CALL INFORMATION
A conference call to discuss the company’s second quarter results will be held this morning at 9:30 a.m. (CDT). To listen, please call the conference call line at 612-332-0418 at least ten minutes prior to the scheduled start time and use reservation number 953315. This conference call will also be webcast on Lennox International’s web site at http://www.lennoxinternational.com.
If you are unable to participate in this conference call, a replay will be available from 12:00 p.m. (Central) July 23 through July 30 by dialing 800-475-6701 (US) or 320-365-3844 (International) using access code 953315. This call will also be archived on the company’s web site.
Lennox International Inc. is a global leader in the heating, air conditioning, and refrigeration markets. Lennox International stock is traded on the New York Stock Exchange under the symbol “LII.” Additional information is available at: http://www.lennoxinternational.com or by contacting Steve Harrison, vice president, investor relations, at 972-497-6670.
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous risks and uncertainties including the impact of higher raw material prices, LII’s ability to implement price increases for its products and services, and the impact of unfavorable weather and a decline in new construction activity on the demand for products and services that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see LII’s publicly available filings with the Securities and Exchange Commission. LII disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three and Six Months Ended June 30, 2008 and 2007
(Unaudited, in millions, except per share data)

	For the		For the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

NET SALES	$1,002.9	$1,041.8	$1,770.0	$1,833.3
COST OF GOODS SOLD	715.6	752.7	1,279.9	1,339.6

Gross profit	287.3	289.1	490.1	493.7
OPERATING EXPENSES:
Selling, general and administrative expenses	196.6	197.3	390.4	388.4
Gains and other expenses, net	(4.4)	(3.3)	(7.8)	(4.0)
Restructuring charges	7.7	7.6	10.5	9.9
Impairment of equity method investment	2.3	—	2.3	—
Income from equity method investments	(2.9)	(3.5)	(6.0)	(6.2)

Operational income	88.0	91.0	100.7	105.6
INTEREST EXPENSE, net	3.8	2.0	6.5	2.9
OTHER EXPENSE, NET	0.1	0.1	0.1	0.1

Income before income taxes	84.1	88.9	94.1	102.6
PROVISION FOR INCOME TAXES	32.9	28.6	36.6	33.7

Net income	$51.2	$60.3	$57.5	$68.9

NET INCOME PER SHARE:
Basic	$0.91	$0.89	$0.99	$1.02
Diluted	$0.88	$0.85	$0.95	$0.97

AVERAGE SHARES OUTSTANDING:
Basic	56.2	68.0	58.2	67.7
Diluted	58.0	71.2	60.2	71.1

CASH DIVIDENDS DECLARED PER SHARE	$0.14	$0.13	$0.28	$0.26

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
SEGMENT NET SALES AND PROFIT
For the Three Months and Six Months Ended June 30, 2008 and 2007
(Unaudited, in millions)

	For the		For the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net Sales
Residential Heating & Cooling	$450.7	$497.9	$779.9	$859.1
Commercial Heating & Cooling	229.5	232.8	394.7	395.5
Service Experts	182.9	184.2	323.0	328.0
Refrigeration	169.1	151.3	323.8	292.5
Eliminations (A)	(29.3)	(24.4)	(51.4)	(41.8)

	$1,002.9	$1,041.8	$1,770.0	$1,833.3

Segment Profit (Loss) (B)
Residential Heating & Cooling	$50.0	$59.6	$63.2	$79.5
Commercial Heating & Cooling	26.7	30.2	32.9	38.8
Service Experts	13.9	13.0	6.3	9.2
Refrigeration	17.5	16.3	32.2	28.8
Corporate and other	(8.7)	(20.1)	(20.9)	(40.7)
Eliminations (A)	(0.4)	—	(2.1)	(0.2)

	99.0	99.0	111.6	115.4
Reconciliation to income before income taxes:
Gains and other expenses, net	(4.4)	(3.3)	(7.8)	(4.0)
Restructuring charges	7.7	7.6	10.5	9.9
Impairment of equity investment	2.3	—	2.3	—
Interest expense, net	3.8	2.0	6.5	2.9
Other expense, net	0.1	0.1	0.1	0.1

Less: Realized gains on settled futures contracts not designated as cash flow hedges	0.7	1.2	1.1	1.7
Less: Foreign currency exchange gains	4.7	2.5	4.8	2.2

	$84.1	$88.9	$94.1	$102.6

(A)	Eliminations consist of intercompany sales between business segments, such as products sold to Service Experts by the Residential Heating & Cooling segment.

(B)	The Company defines segment profit and loss as a segment’s income or loss before income taxes included in the accompanying Consolidated Statements of Operations:
Excluding:
•	Gains and other expenses, net.

•	Restructuring charges.

•	Goodwill and equity method investment impairments.

•	Interest expense, net.

•	Other expense, net.
Less amounts included in Gains and Other Expenses, net:
•	Realized gains or losses on settled futures contracts not designated as cash flow hedges.

•	Foreign currency exchange gains or losses.

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
As of June 30, 2008 and December 31, 2007
(In millions, except share and per share data)

	June 30,	December 31,
	2008	2007
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$95.3	$145.5
Short-term investments	34.9	27.7
Accounts and notes receivable, net	604.7	492.5
Inventories, net	367.8	325.7
Deferred income taxes	25.9	30.9
Other assets	60.3	48.4

Total current assets	1,188.9	1,070.7
PROPERTY, PLANT AND EQUIPMENT, net	320.7	317.9
GOODWILL, net	268.3	262.8
DEFERRED INCOME TAXES	84.5	94.0
OTHER ASSETS	72.5	69.2

TOTAL ASSETS	$1,934.9	$1,814.6

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt	$10.2	$4.8
Current maturities of long-term debt	11.3	36.4
Accounts payable	377.5	289.8
Accrued expenses	332.0	352.1
Income taxes payable	—	1.1

Total current liabilities	731.0	684.2
LONG-TERM DEBT	448.6	166.7
POSTRETIREMENT BENEFITS, OTHER THAN PENSIONS	15.9	16.2
PENSIONS	35.8	34.8
OTHER LIABILITIES	106.8	104.2

Total liabilities	1,338.1	1,006.1

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Preferred stock, $.01 par value, 25,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.01 par value, 200,000,000 shares authorized, 83,577,944 shares and 81,897,439 shares issued for 2008 and 2007, respectively	0.8	0.8
Additional paid-in capital	792.6	760.7
Retained earnings	488.9	447.4
Accumulated other comprehensive income	85.5	63.6
Treasury stock, at cost, 28,440,943 shares and 19,844,677 shares for 2008 and 2007, respectively	(771.0)	(464.0)

Total stockholders’ equity	596.8	808.5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,934.9	$1,814.6

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
Reconciliation to U.S. GAAP (Generally Accepted Accounting Principles) Measures
(Unaudited, in millions, except per share and ratio data)
Reconciliation of Net Income to Adjusted Net Income

	For the Three Months Ended June 30, 2008
		Net Change in
		Unrealized
		Losses on
		Open Futures		Impairment
		Contracts and		of Equity
	As	Other Items,	Restructuring	Method	As
	Reported	Net	Charges	Investment	Adjusted
NET SALES	$1,002.9	$—	$—	$—	$1,002.9
COST OF GOODS SOLD	715.6	—	—	—	715.6

Gross profit	287.3	—	—	—	287.3
OPERATING EXPENSES:
Selling, general and administrative expenses	196.6	—	—	—	196.6
Gains and other expenses, net[1]	(4.4)	(0.9)	—	—	(5.3)
Restructuring charges	7.7	—	(7.7)	—	—
Impairment of equity method investment	2.3	—	—	(2.3)	—
Income from equity method investments	(2.9)	—	—	—	(2.9)

Operational income	88.0	0.9	7.7	2.3	98.9
INTEREST EXPENSE, net	3.8	—	—	—	3.8
OTHER EXPENSE , NET	0.1	—	—	—	0.1

Income before income taxes	84.1	0.9	7.7	2.3	95.0
PROVISION FOR INCOME TAXES	32.9	0.3	2.6	—	35.8

Net income	$51.2	$0.6	$5.1	$2.3	$59.2

NET INCOME PER SHARE — DILUTED	$0.88	$0.01	$0.09	$0.04	$1.02

Note: Management uses adjusted net income, which is not defined by U.S. GAAP, to measure the Company’s operating performance and to analyze period-over-period changes in operating income with and without the effects of certain gains and other expenses, net, restructuring charges and impairment of equity method investment. Management believes that excluding these effects is helpful in assessing the overall performance of the Company.

[1]	Gains and other expenses, net include the following:

	For the Three Months Ended June 30, 2008
		Tax
	Pre-tax	Provision	After-tax
	(Gain) Loss	(Benefit)	(Gain) Loss
Realized gains on settled futures contracts	$(0.6)	$0.2	$(0.4)
Net change in unrealized losses on open futures contracts	0.4	(0.2)	0.2
Foreign currency exchange gain	(4.7)	0.3	(4.4)
Other items, net	0.5	(0.1)	0.4

Gains and other expenses, net	$(4.4)	$0.2	$(4.2)

	For the Three Months Ended June 30, 2007
		Net Change in
		Unrealized
		Losses on		Change in
		Open Futures		Estimated
		Contracts and		Tax Gain
	As	Other Items,	Restructuring	from Prior	As
	Reported	Net	Charges	Year	Adjusted
NET SALES	$1,041.8	$—	$—	$—	$1,041.8
COST OF GOODS SOLD	752.7	—	—	—	752.7

Gross profit	289.1	—	—	—	289.1
OPERATING EXPENSES:
Selling, general and administrative expenses	197.3	—	—	—	197.3
Gains and other expenses, net[2]	(3.3)	(0.4)	—	—	(3.7)
Restructuring charges	7.6	—	(7.6)	—	—
Equity in earnings of unconsolidated affiliates	(3.5)	—	—	—	(3.5)

Operational income	91.0	0.4	7.6	—	99.0
INTEREST EXPENSE, net	2.0	—	—	—	2.0
OTHER EXPENSE , NET	0.1	—	—	—	0.1

Income before income taxes	88.9	0.4	7.6	—	96.9
PROVISION FOR INCOME TAXES	28.6	0.1	2.8	3.2	34.7

Net income (loss)	$60.3	$0.3	$4.8	$(3.2)	$62.2

NET INCOME (LOSS) PER SHARE — DILUTED	$0.85	$—	$0.07	$(0.05)	$0.87

[2]	Gains and other expenses, net include the following:

	For the Three Months Ended June 30, 2007
	Pre-tax	Tax Provision	After-tax
	(Gain) Loss	(Benefit)	(Gain) Loss
Realized gains on settled futures contracts	$(1.2)	$0.5	$(0.7)
Net change in unrealized losses on open futures contracts	0.3	(0.1)	0.2
Foreign currency exchange gain	(2.5)	0.8	(1.7)
Other items, net	0.1	—	0.1

Gains and other expenses, net	$(3.3)	$1.2	$(2.1)

	For the Six Months Ended June 30, 2008
		Net Change in
		Unrealized
		Gains on
		Open Futures		Impairment
		Contracts and		of Equity
	As	Other Items,	Restructuring	Method	As
	Reported	Net	Charges	Investment	Adjusted
NET SALES	$1,770.0	$—	$—	$—	$1,770.0
COST OF GOODS SOLD	1,279.9	—	—	—	1,279.9

Gross profit	490.1	—	—	—	490.1
OPERATING EXPENSES:
Selling, general and administrative expenses	390.4	—	—	—	390.4
Gains and other expenses, net[3]	(7.8)	1.9	—	—	(5.9)
Restructuring charges	10.5	—	(10.5)	—	—
Impairment of equity method investment	2.3	—	—	(2.3)	—
Income from equity method investments	(6.0)	—	—	—	(6.0)

Operational income (loss)	100.7	(1.9)	10.5	2.3	111.6
INTEREST EXPENSE, net	6.5	—	—	—	6.5
OTHER EXPENSE , NET	0.1	—	—	—	0.1

Income (loss) before income taxes	94.1	(1.9)	10.5	2.3	105.0
PROVISION FOR (BENEFIT FROM) INCOME TAXES	36.6	(0.7)	3.7	—	39.6

Net income (loss)	$57.5	$(1.2)	$6.8	$2.3	$65.4

NET INCOME (LOSS) PER SHARE — DILUTED	$0.95	$(0.01)	$0.11	$0.04	$1.09

[3]	Gains and other expenses, net include the following:

	For the Six Months Ended June 30, 2008
		Tax
	Pre-tax	Provision	After-tax
	(Gain) Loss	(Benefit)	(Gain) Loss
Realized gains on settled futures contracts	$(1.1)	$0.5	$(0.6)
Net change in unrealized gains on open futures contracts	(2.3)	0.8	(1.5)
Foreign currency exchange gain	(4.8)	0.3	(4.5)
Other items, net	0.4	(0.1)	0.3

Gains and other expenses, net	$(7.8)	$1.5	$(6.3)

	For the Six Months Ended June 30, 2007
		Net Change in
		Unrealized
		Gains on Open		Change in
		Futures		Estimated
		Contracts and		Tax Gain
	As	Other Items,	Restructuring	from Prior	As
	Reported	Net	Charges	Year	Adjusted
NET SALES	$1,833.3	$—	$—	$—	$1,833.3
COST OF GOODS SOLD	1,339.6	—	—	—	1,339.6

Gross profit	493.7	—	—	—	493.7
OPERATING EXPENSES:
Selling, general and administrative Expenses	388.4	—	—	—	388.4
Gains and other expenses, net[4]	(4.0)	0.1	—	—	(3.9)
Restructuring charges	9.9	—	(9.9)	—	—
Equity in earnings of unconsolidated affiliates	(6.2)	—	—	—	(6.2)

Operational income (loss)	105.6	(0.1)	9.9	—	115.4
INTEREST EXPENSE, net	2.9	—	—	—	2.9
OTHER EXPENSE , NET	0.1	—	—	—	0.1

Income (loss) before income taxes	102.6	(0.1)	9.9	—	112.4
PROVISION FOR INCOME TAXES	33.7	—	3.6	3.2	40.5

Net income (loss)	$68.9	$(0.1)	$6.3	$(3.2)	$71.9

NET INCOME (LOSS) PER SHARE — DILUTED	$0.97	$—	$0.09	$(0.05)	$1.01

[4]	Gains and other expenses, net include the following:

	For the Six Months Ended June 30, 2007
		Tax
	Pre-tax	Provision	After-tax
	(Gain) Loss	(Benefit)	(Gain) Loss
Realized gains on settled futures contracts	$(1.7)	$0.6	$(1.1)
Net change in unrealized gains on open futures contracts	(0.3)	0.1	(0.2)
Foreign currency exchange gain	(2.2)	0.8	(1.4)
Other items, net	0.2	(0.1)	0.1

Gains and other expenses, net	$(4.0)	$1.4	$(2.6)

Free Cash Flow

	For the Three Months	For the Three Months
	Ended	Ended
	June 30, 2008	June 30, 2007
Net cash provided by operating activities	$55.7	$69.8
Purchase of property, plant and equipment	(12.2)	(15.1)

Free cash flow	$43.5	$54.7

	For the Six Months	For the Six Months
	Ended	Ended
	June 30, 2008	June 30, 2007
Net cash provided by (used in) operating activities	$22.8	$(5.3)
Purchase of property, plant and equipment	(21.7)	(25.0)

Free cash flow	$1.1	$(30.3)

Operational Working Capital

		June 30,		June 30,
		2008		2007
	June 30,	Trailing	June 30,	Trailing
	2008	12 Mo. Avg.	2007	12 Mo. Avg.
Accounts and Notes Receivable, Net	$604.7		$637.2
Allowance for Doubtful Accounts	20.1		18.4

Accounts and Notes Receivable, Gross	624.8	$571.6	655.6	$570.2

Inventories	367.8		377.9
Excess of Current Cost Over Last-in, First-out	73.0		73.9

Inventories as Adjusted	440.8	440.1	451.8	430.6

Accounts Payable	(377.5)	(334.8)	(381.0)	(341.6)

Operating Working Capital (a)	688.1	676.9	726.4	659.2

Net Sales, Trailing Twelve Months (b)	3,686.4	3,686.4	3,727.3	3,727.3

Operational Working Capital Ratio (a/b)	18.7%	18.4%	19.5%	17.7%

Note: Management uses free cash flow and operational working capital, which are not defined by U.S. GAAP, to measure the Company’s operating performance. Free cash flow and operational working capital are also two of several measures used to determine incentive compensation for certain employees.